UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2016

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Information

Effective as of August 3, 2016, the Board of Directors of the Company determined that it was in the best interest of the Company and its stockholders that the Company modify that certain Asset Purchase Agreement (“Agreement”) of which it entered into on March 9, 2016, with RJM and Associates, LLC (hereinafter, collectively referred to as “Parties”).  Pursuant to the Agreement, the Company purchased a certain Broadcast and Media IP, along with the “know how” of that IP from RJM and Associates.  The Agreement stated, in pertinent part, “As consideration for the Media IP and the “Know How” the Company was to issue, or cause to be issued, $5,000,000 of Restricted Common Stock; par value $0.00001, ninety days from the date of the Agreement.  The Agreement further stated, “The value of restricted common shares will be the closing price of the stock as of 90 days from this agreement. The maturity date for the restricted common shares will be 60 months from the date of this agreement.”

No Restricted Common Stock shares were issued pursuant to the Agreement, and on August 3, 2016, the Parties entered into an Amendment to the Agreement wherein only the terms of the Agreement relative to the issuance of the Restricted Common Stock were modified.  The terms relative to the issuance of the Restricted Common Stock Shares shall be modified as follows:

As consideration for the Media IP and the “Know How” the Company will issue, or cause to be issued, $5,000,000 of Restricted Common Stock, par value $0.00001, valued at the lowest closing market price with a 15 day look back.  The Shares may be issued in increments of up to $1,500,000 at the discretion of the Board of the Directors until the full amount of $5,000,000 has been satisfied.  Any amount of shares not issued in a $1,500,000 increment may be rolled over and added to the next issuance, and at the discretion of the Board of Directors. The entire $5,000,000 worth of Shares must be issued within 60 months of this Amendment, unless extended, in writing, by the Board of Directors.

ITEM 9.0 Financial Statements and Exhibits

INDEX TO EXHIBITS

Exhibit No

Description

10.1

Amendment to Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2016

Simlatus Corporation

By: /s/Gary B. Tilden

Gary B. Tilden, CEO and Secretary

EXHIBIT 10.1

AMENDMENT TO ASSET PURCHASE AGREEMENT

BY AND BETWEEN

SIMLATUS CORPORATIONAND RJM ASSOCIATES, LLC

Effective as of August 3, 2016, the Board of Directors of the Company determined that it was in the best interest of the Company and its stockholders that the Company modify that certain Asset Purchase Agreement (“Agreement”) of which it entered into on March 9, 2016, with RJM and Associates, LLC (hereinafter, collectively referred to as “Parties”).  Pursuant to the Agreement, the Company purchased a certain Broadcast and Media IP, along with the “know how” of that IP from RJM and Associates.  The Agreement stated, in pertinent part, “As consideration for the Media IP and the “Know How” the Company was to issue, or cause to be issued, $5,000,000 of Restricted Common Stock; par value $0.00001, ninety days from the date of the Agreement.  The Agreement further stated, “The value of restricted common shares will be the closing price of the stock as of 90 days from this agreement. The maturity date for the restricted common shares will be 60 months from the date of this agreement.”

No Restricted Common Stock shares were issued pursuant to the Agreement, and on August 3, 2016, the Parties entered into an Amendment to the Agreement wherein only the terms of the Agreement relative to the issuance of the Restricted Common Stock were modified.  The terms relative to the issuance of the Restricted Common Stock Shares shall be modified as follows:

As consideration for the Media IP and the “Know How” the Company will issue, or cause to be issued, $5,000,000 of Restricted Common Stock, par value $0.00001, valued at the lowest closing market price with a 15 day look back.  The Shares may be issued in increments of up to $1,500,000 at the discretion of the Board of the Directors until the full amount of $5,000,000 has been satisfied.  Any amount of shares not issued in a $1,500,000 increment may be rolled over and added to the next issuance, and at the discretion of the Board of Directors. The entire $5,000,000 worth of Shares must be issued within 60 months of this Amendment, unless extended, in writing, by the Board of Directors.

Approved by:

Robert Stillwaugh

August 3, 2016

_________________________________

____________

Robert Stillwaugh, Chairman

Date

Gary B. Tilden

August 3, 2016

_________________________________

____________

Gary B. Tilden, CEO

Date

Mike Schatz

August 3, 2016

_________________________________

____________

Mike Schatz, COO and Director

Date